UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): June 28, 2021
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	333-251397	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rollins Road, Millbrae, California	94030
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 937-7816
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange
Warrants exercisable for Common Stock	STEM WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01	Regulation FD Disclosure.

On June 28, 2021, Stem, Inc., a Delaware corporation (the “Company”), issued a press release relating to its inclusion in the Russell 2000® Index. The press release is available at the Stem Investor Relations website at https://investors.stem.com/news/default.aspx.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements
The press release referred to above contains “forward-looking statements” within the meaning of the federal securities laws — that is, statements about the future, not about past events. Such statements often contain words such as “expect,” “may,” “believe,” “plan,” “estimate,” “intend,” “anticipate,” “should,” “could,” “will,” “see,” “likely,” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain, such as projected demand for our AI-driven clean energy storage services; our ability to achieve strong revenue growth, margins and cash flows; forecasts or expectations regarding the development of, or anticipated benefits of, our strategic initiatives; and other forecasts or expectations regarding the energy transition and global climate change. These statements are subject to risks and uncertainties, including, but not limited to, the inability to recognize intended benefits from our strategic initiatives or partnerships; legislative and regulatory initiatives addressing environmental concerns, including initiatives addressing the impact of global climate change; the extent of customer demand for our AI-driven clean energy storage services; our inability to achieve strong revenue growth, margins and cash flows; our inability to recognize the anticipated benefits of our recent business combination with Star Peak Energy Transition Corp. (“Star Peak”); our inability to grow and manage growth profitably; risks relating to the development and performance of our energy storage systems and software-enabled services; the possibility that our business, financial condition and results of operations may be adversely affected by other economic, business and competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” in the definitive proxy statement relating to the business combination filed by Star Peak on March 30, 2021, our most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC, and other documents we file or furnish with the SEC in the future. If one or more of these or other risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those reflected in our forward-looking statements. The forward-looking statements speak only as of the date of the above-referenced press release, and Stem disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: June 28, 2021	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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